UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214                 14-0462060
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

     1373 Broadway, Albany, New York                               12204
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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                                TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On November 16, 2007, the Compensation Committee of the Registrant's Board of Directors approved an amendment and restatement of the Registrant's Supplemental Executive Retirement Plan (the "SERP Plan"), effective January 1, 2008. The purpose of the amendment was to effectuate changes that would ensure that the Plan conforms to Section 409A of Internal Revenue Code of 1986. A copy of this restatement is furnished as Exhibit 10(n)(i) to this report.

Item 9.01. Financial Statements and Exhibits.

      (a)   Exhibits. The following exhibit is being furnished herewith:

            10(n)(i) Supplemental Executive Retirement Plan, adopted as of
                     January 1, 1994, as amended and restated as of January 1, 2008.


                                       1
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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALBANY INTERNATIONAL CORP.

                                           By: /s/ Michael C. Nahl
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                                           Name: Michael C. Nahl
                                           Title: Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)

Date: January 2, 2008


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10(n)(i) Supplemental Executive Retirement Plan, adopted as of January 1, 1994, as amended and restated as of January 1, 2008.